SECURITIES AND EXCHANGE COMMISSION
                                  Washington, D.C.  20549

                                         FORM 8-K

                                      CURRENT REPORT

                          Pursuant to Section 13 or 15(d) of the
                              Securities Exchange Act of 1934


Date of Report (date of earliest event reported):  January 26, 1998

                           Financial Asset Securitization, Inc.
                    Mortgage Participation Securities Series 1997 NAMC1
                (Exact name of registrant as specified in its charter)


              Virginia                     0-15483            53-1526174
(State or Other Jurisdiction             (Commission      (I.R.S. Employer
of Incorporation)                File Number)             Identification No.)

901 East Byrd Steet
Richmond, Virginia                                                 23219
(Address of Principal Executive Offices)                          (Zip Code)


Registrant's telephone number, including area code:         (804) 344-7575

Item 5.         Other Events

                On behalf of Financial Asset Securitization, Inc. Mortgage Particiption Securities, Series 1997-NAMC 1, a Trust creat-ed pursuant to the Pooling and Servicing Agreement, dated April 1, 1997, by The First National Bank of Chicago, as trustee for the Trust, the Trustee has caused to be filed with the Commission, the Monthly Report dated January 26, 1998. The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Certificates, Due May 25, 2027.

                A.       Monthly Report Information:
                         See Exhibit No. 1

                B.       Have any deficiencies occurred?   NO.
                                 Date:
                                 Amount:

                C.       Item 1: Legal Proceedings:               NONE

                D.       Item 2: Changes in Securities:           NONE

                E. Item 4: Submission of Matters to a Vote of Certifi-catholders: NONE

                F. Item 5: Other Information - Form 10-Q, Part II - Items 1,2,4,5 if applicable: NOT APPLICABLE

Item 7. Monthly Statements and Exhibits

 Exhibit No.

        1.      Monthly Distribution Report dated January 26, 1998.



                                                    Reimbur-
                                        Realized    ment of
      Beginning                         Loss of     Realized  Interest Remaining
Class  Balance    Principal  Interest  Principal     Losses   Shortfall Balance
FXA-1    6374776     1107651    36655           0           0        0  5267125
FXA-2   20398633       13402   131741           0           0        0 20385232
FXA-3   11623696           0    71195           0           0        0 11623696
FXA-4   13200375           0    82502           0           0        0 13200375
FXA-5    5125000           0    33099           0           0        0  5125000
FXA-6    4001000           0    25840           0           0        0  4001000
FXA-7    1000000           0     6458           0           0        0  1000000
FXA-8   17824175     1255338    95341           0           0        0 16568837
FXA-9   17824175 NA             30914 NA                    0        0 16568837
FXP        80833          60 NA                 0           0 NA          80773
FXS      7501378 NA             48446 NA                    0        0  7296505
A-1     38368543     1734482   247797           0           0        0 36634060
A-2      6962000           0    44963           0           0        0  6962000
A-3      1951000           0    12600           0           0        0  1951000
A-4     13623185       10008    87983           0           0        0 13613178
P        1065691        1685 NA                 0           0 NA        1064007
S         965982 NA              6239 NA                    0        0   923781
B-1      5163716        3555    33349           0           0        0  5160161
B-2      2100495        1446    13566           0           0        0  2099048
B-3      1312809         904     8479           0           0        0  1311905
B-4       787685         542     5087           0           0        0   787143
B-5       437604         301     2826           0           0        0   437302
B-6       700166         482     4522           0           0        0   699684
R              0           0        0           0 NA                 0        0
RP             0           0        0           0 NA                 0        0

                                        Reimbur-
                                        ment of
     Beginning                          Realized  Remaining
ClassBalance     Principal   Interest    Losses   Balance
FXA-1 423.331451   73.556086 2.434156    0.000000  349.775365
FXA-2 995.055292    0.653754 6.426399    0.000000  994.401539
FXA-31000.000000    0.000000 6.125000    0.000000 1000.000000
FXA-41000.000000    0.000000 6.250000    0.000000 1000.000000
FXA-51000.000000    0.000000 6.458334    0.000000 1000.000000
FXA-61000.000000    0.000000 6.458333    0.000000 1000.000000
FXA-71000.000000    0.000000 6.458330    0.000000 1000.000000
FXA-8 644.266672   45.375028 3.446156    0.000000  598.891644
FXA-9 644.266672    0.000000 1.117400    0.000000  598.891644
FXP   993.173279    0.736586 0.000000    0.000000  992.436693
FXS   769.318370    0.000000 4.968515    0.000000  748.307246
A-1   883.164477   39.924196 5.703771    0.000000  843.240281
A-2  1000.000000    0.000000 6.458334    0.000000 1000.000000
A-3  1000.000000    0.000000 6.458334    0.000000 1000.000000
A-4   994.393086    0.730488 6.422122    0.000000  993.662598
P     979.737968    1.548820 0.000000    0.000000  978.189148
S     803.832840    0.000000 5.191417    0.000000  768.715616
B-1   994.786464    0.684905 6.424663    0.000000  994.101559
B-2   994.786467    0.684905 6.424661    0.000000  994.101562
B-3   994.786469    0.684904 6.424665    0.000000  994.101565
B-4   994.786471    0.684909 6.424661    0.000000  994.101562
B-5   994.786484    0.684910 6.424663    0.000000  994.101574
B-6   994.786662    0.684905 6.424659    0.000000  994.101757
R       0.000000    0.000000 0.000000    0.000000    0.000000
RP      0.000000    0.000000 0.000000    0.000000    0.000000

                                             SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                         Financial Asset Securitization, Inc.



                                  By      /s/ Richard Tarnas
                                  Name:   Richard Tarnas
                                  Title:  Vice President,
                                          The First National Bank of Chicago

Dated:           January 31, 1998